--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported):  December 11, 1998





                       GREENWICH CAPITAL ACCEPTANCE, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                     333-67327             06-1199884
-----------------------------------  -----------------  ---------------------
  (State or Other Jurisdiction of      (Commission        (I.R.S. Employer
           Incorporation)              File Number)      Identification No.)


    600 Steamboat Road Greenwich,
             Connecticut                                          06830
-----------------------------------                       -------------------
   (Address of Principal Executive                             (Zip Code)
              Offices)


Registrant's telephone number, including area code (203) 622-2700



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


Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------

         In connection with the proposed offering of the Resecuritization Mortgage Trust 1998-C, Greenwich Capital Markets, Inc., (the "Underwriter") has prepared certain materials (the "Collateral Term Sheets") for distribution to their potential investors. Although Greenwich Capital Acceptance, Inc., (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, the Company did not participate in the preparation of the Collateral Term Sheets.

         The Collateral Term Sheets are attached hereto as Exhibit 99.1. These Collateral Term Sheets are filed on Form SE dated December 11, 1998 and supersede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.

         Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Collateral Term Sheets.
                  filed on Form SE dated December 11, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GREENWICH CAPITAL ACCEPTANCE, INC.,



                                        By:   /s/John Paul Graham
                                              ------------------------------
                                              Name:  John Paul Graham
                                              Title:  Vice President



Dated:  December 11, 1998

Exhibit Index
-------------


Exhibit                                                                     Page
-------                                                                     ----

99.1           Collateral  Term  Sheets
               filed  on Form SE  dated December 11, 1998.

                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599





                                                   December 11, 1998


BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


                  Re:      Greenwich Capital Acceptance, Inc.
                           Resecuritization Mortgage Trust 1998-C
                           --------------------------------------

Ladies and Gentlemen:

         On behalf of Greenwich Capital Acceptance, Inc., (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Collateral Term Sheets in connection with the above-referenced transaction.



                                                   Very truly yours,

                                                   /s/ Amber Railley

                                                   Amber Railley


Enclosure